GENERAL INFORMATION	6 Months Ended
Jun. 30, 2016
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL INFORMATION
NOTE 1	-	GENERAL INFORMATION

A.	General

1)	Check Cap Ltd. (together with its wholly-owned subsidiary, the “Company") was incorporated under the laws of the state of Israel. The registered address of its offices is Abba Hushi Blvd., Isfiya.

2)	Check-Cap Ltd has a wholly-owned subsidiary, Check-Cap U.S. Inc, incorporated under the laws of the United States (U.S.) on May 15, 2015.

3)	The Company is a clinical-stage medical diagnostics company developing the world’s first ingestible capsule system for preparation-free, less-invasive colorectal cancer screening.

The capsule utilizes innovative ultra-low dose X-ray and wireless communication technologies to scan the inside of the colon as it moves naturally, while the patient follows his or her normal daily routine.   After passage, the system generates a 3D map of the inner surface of the colon which enables detection of polyps and cancer.  Designed to increase the willingness of individuals to participate in recommended colorectal cancer screening, the Company’s system addresses many frequently-cited barriers, including laxative bowel preparation, invasiveness, and sedation. The Company’s system is currently not cleared for marketing in any jurisdiction.

4)	On February 24, 2015 the Company consummated an Initial Public Offering in the U.S. (the "IPO") concurrently with a Private Placement (the "Private Placement").

5)	The consolidated financial statements of the Company as of and for the six months ended June 30, 2016 comprise the Company and its wholly owned U.S. subsidiary (together referred to as the “Company”).

B.	Financial Position

Since its inception, the Company has devoted substantially all of its efforts to research and development, clinical trials, recruiting management and technical staff, acquiring assets and raising capital. The Company is still in its development and clinical stage and has not yet generated revenues. The extent of the Company's future operating losses and the timing of becoming profitable are uncertain. The Company has incurred losses of $4.7 and $6.2 million for the six months ended June 30, 2016 and 2015, respectively. As of June 30, 2016 the Company's accumulated deficit was $38.8 million. The Company funds its operations primarily through equity financings.

Management expects that the Company will continue to generate losses from its development and clinical activities which will result in a negative cash flow from operating activity. Management expects that the Company's existing cash, as well as its plans to raise capital, will be sufficient to fund the Company's projected operating requirements for at least another 12 months following June 30, 2016.

C.	Conversion of Preferred Shares and Preferred Share Warrants

On January 15, 2015, the Company’s shareholders approved the conversion on a 1:1 basis, of each and every class and series of the Company’s authorized and outstanding preferred shares into ordinary shares, par value NIS 0.01 per share, of the Company (the “Pre- Split Ordinary Shares”) and the conversion on a 1:1 basis of all outstanding preferred share warrants into warrants to purchase Pre-Split Ordinary Shares, subject to and effective immediately prior to the IPO and provided that the IPO is consummated.

Immediately prior to the consummation of the IPO, on February 24, 2015, 4,338,998 preferred shares were converted into 4,338,998 Post-Split Ordinary Shares and 948,000 warrants to purchase preferred shares were converted into 948,000 warrants to purchase Pre-Split Ordinary Shares. Therefore, as of the date hereof, the Company’s share capital is comprised solely of ordinary shares and options and warrants to purchase ordinary shares.